Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

THIRD QUARTER 2013 RESULTS

SANTA MONICA, CALIFORNIA, November 6, 2013 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and nine-month periods ended September 30, 2013.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 8. Unaudited financial highlights are as follows:

	Three-Month Period			Nine-Month Period
	Ended September 30,			Ended September 30,
	2013	2012	% Change	2013	2012	% Change
Net revenue	$57,786	$58,486	(1)%	$163,823	$159,501	3%
Operating expenses (1)	33,991	32,886	3%	99,311	96,403	3%
Corporate expenses (2)	5,011	4,465	12%	14,244	12,527	14%
Consolidated adjusted EBITDA (3)	19,864	21,640	(8)%	53,241	51,521	3%
Free cash flow (4)	$11,919	$10,545	13%	$25,552	$19,209	33%
Free cash flow per share, basic and diluted (4)	$0.14	$0.12	17%	$0.29	$0.22	32%
Net income (loss) applicable to common stockholders	$(21,384)	$7,233	NM	$(17,268)	$5,904	NM
Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.24)	$0.08	NM	$(0.20)	$0.07	NM
Weighted average common shares outstanding, basic	87,959,856	85,940,225		87,170,106	85,861,671
Weighted average common shares outstanding, diluted	87,959,856	86,386,655		87,170,106	86,220,868

(1)	Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.3 million of non-cash stock-based compensation for each of the three-month periods ended September 30, 2013 and 2012, and $0.8 million and $0.6 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2013 and 2012, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets, gain (loss) on debt extinguishment and other income (loss).
(2)	Corporate expenses include $1.0 million and $0.5 million of non-cash stock-based compensation for the three-month periods ended September 30, 2013 and 2012, respectively, and $2.7 million and $1.1 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2013 and 2012, respectively.
(3)	Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.
(4)	Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense, and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on our $324 million aggregate principal amount of 8.750% senior secured first lien notes (the “Notes”), and less interest income. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During the third quarter, we recorded continued growth in core advertising revenue (excluding retransmission consent revenue and political advertising revenue) as both our television and radio segments outperformed their respective industry averages. Our improved core revenue performance was offset by decreased political revenue, which benefited from the presidential election last year, and was not material in 2013. As a result, net revenue was off modestly in the quarter; however, we improved our free cash flow over the third quarter of 2012 as we benefited from the successful refinancing of our debt. Our audience shares remain strong in the nation’s most densely populated Hispanic markets, and we believe we are well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our target audience.”

Financial Results

Three-Month Period Ended September 30, 2013 Compared to Three-Month Period Ended

September 30, 2012

(Unaudited)

	Three-Month Period
	Ended September 30,
	2013	2012	% Change
Net revenue	$57,786	$58,486	(1)%
Operating expenses (1)	33,991	32,886	3%
Corporate expenses (1)	5,011	4,465	12%
Depreciation and amortization	3,613	4,013	(10)%

Operating income (loss)	15,171	17,122	(11)%
Interest expense, net	(5,340)	(8,661)	(38)%
Gain (loss) on debt extinguishment	(29,404)	—	NM

Income (loss) before income taxes	(19,573)	8,461	NM
Income tax (expense) benefit	(1,811)	(1,228)	47%

Net income (loss)	$(21,384)	$7,233	NM

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue decreased to $57.8 million for the three-month period ended September 30, 2013 from $58.5 million for the three-month period ended September 30, 2012, a decrease of $0.7 million. Of the overall decrease, $1.2 million was generated by our television segment and was primarily attributable to a decrease in political advertising revenue, which was not material in 2013, partially offset by increases in local advertising revenue and retransmission consent revenue. This decrease was partially offset by a $0.5 million increase that was generated by our radio segment and was primarily attributable to an increase in local advertising revenue, partially offset by a decrease in political advertising revenue, which was not material in 2013.

Operating expenses increased to $34.0 million for the three-month period ended September 30, 2013 from $32.9 million for the three-month period ended September 30, 2012, an increase of $1.1 million. The increase was primarily attributable to an increase in salary expense and an increase in expenses associated with the increase in local advertising revenue.

Corporate expenses increased to $5.0 million for the three-month period ended September 30, 2013 from $4.5 million for the three-month period ended September 30, 2012, an increase of $0.5 million. The increase was primarily attributable to an increase in non-cash stock-based compensation expense.

During the three-month period ended September 30, 2013, we recorded a loss on debt extinguishment of $29.4 million related to the premium associated with the redemption of our Notes, the unamortized bond discount, and finance costs.

Entravision Communications

Nine-Month Period Ended September 30, 2013 Compared to Nine-Month Period Ended

September 30, 2012

(Unaudited)

	Nine-Month Period
	Ended September 30,
	2013	2012	% Change
Net revenue	$163,823	$159,501	3%
Operating expenses (1)	99,311	96,403	3%
Corporate expenses (1)	14,244	12,527	14%
Depreciation and amortization	11,388	12,436	(8)%

Operating income (loss)	38,880	38,135	2%
Interest expense, net	(20,989)	(26,707)	(21)%
Gain (loss) on debt extinguishment	(29,534)	(1,230)	NM

Income (loss) before income taxes	(11,643)	10,198	NM
Income tax (expense) benefit	(5,625)	(4,294)	31%

Net income (loss)	$(17,268)	$5,904	NM

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $163.8 million for the nine-month period ended September 30, 2013 from $159.5 million for the nine-month period ended September 30, 2012, an increase of $4.3 million. Of the overall increase, $2.8 million was generated by our television segment and was primarily attributable to increases in local and national advertising revenue, and retransmission consent revenue, partially offset by a decrease in political advertising revenue, which was not material in 2013. Additionally, $1.5 million of the overall increase was generated by our radio segment and was primarily attributable to increases in local and national advertising revenue, partially offset by a decrease in political advertising revenue, which was not material in 2013.

Operating expenses increased to $99.3 million for the nine-month period ended September 30, 2013 from $96.4 million for the nine-month period ended September 30, 2012, an increase of $2.9 million. The increase was primarily attributable to an increase in expenses associated with the increase in net revenue and an increase in salary expense, partially offset by a decrease in bad debt expense.

Corporate expenses increased to $14.2 million for the nine-month period ended September 30, 2013 from $12.5 million for the nine-month period ended September 30, 2012, an increase of $1.7 million. The increase was primarily attributable to an increase in non-cash stock-based compensation expense.

Loss on debt extinguishment increased to $29.5 million for the nine-month period ended September 30, 2013 from $1.2 million for the nine-month period ended September 30, 2012, an increase of $28.3 million. The increase was primarily attributable to the premium associated with the redemption of our Notes, the unamortized bond discount, and finance costs.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:

	Three-Month Period			Nine-Month Period
	Ended September 30,			Ended September 30,
	2013	2012	% Change	2013	2012	% Change
Net Revenue
Television	$39,747	$40,903	(3)%	$114,289	$111,466	3%
Radio	18,039	17,583	3%	49,534	48,035	3%

Total	$57,786	$58,486	(1)%	$163,823	$159,501	3%
Operating Expenses (1)
Television	$20,032	$19,573	2%	$58,519	$57,314	2%
Radio	13,959	13,313	5%	40,792	39,089	4%

Total	$33,991	$32,886	3%	$99,311	$96,403	3%
Corporate Expenses (1)	$5,011	$4,465	12%	$14,244	$12,527	14%
Consolidated adjusted EBITDA (1)	$19,864	$21,640	(8)%	$53,241	$51,521	3%

(1)	Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2013 third quarter results on November 6, 2013 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay on the investor relations portion of the Company’s Web site located at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television, radio and digital operations to reach Latino consumers across the United States, as well as the border markets of Mexico. Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s UniMas network, with television stations in 19 of the nation’s top 50 Latino markets. The company owns and/or operates 56 primary television stations and also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 49 owned and operated radio stations. Additionally, Entravision has a variety of cross-platform digital content and sales offerings designed to capitalize on the company’s leadership position within the Latino broadcasting community. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #

(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation

Consolidated Balance Sheets

(In thousands)

	September 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$53,546	$36,130
Trade receivables, net of allowance for doubtful accounts	52,017	48,030
Prepaid expenses and other current assets	5,434	4,245

Total current assets	110,997	88,405
Property and equipment, net	59,589	61,435
Intangible assets subject to amortization, net	20,446	22,349
Intangible assets not subject to amortization	220,701	220,701
Goodwill	36,647	36,647
Other assets	7,284	8,514

Total assets	$455,664	$438,051

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$3,750	$150
Advances payable, related parties	118	118
Accounts payable and accrued expenses	29,025	39,158

Total current liabilities	32,893	39,426
Long-term debt, less current maturities (net of bond discount of $0 and $2,982)	371,250	340,664
Other long-term liabilities	6,874	7,359
Deferred income taxes	50,256	45,201

Total liabilities	461,273	432,650

Stockholders’ equity (deficit)
Class A common stock	6	5
Class B common stock	2	2
Class U common stock	1	1
Additional paid-in capital	937,071	930,814
Accumulated deficit	(942,689)	(925,421)

Total stockholders’ equity (deficit)	(5,609)	5,401

Total liabilities and stockholders’ equity (deficit)	$455,664	$438,051

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
Net revenue	$57,786	$58,486	$163,823	$159,501

Expenses:
Direct operating expenses	25,860	23,293	76,073	67,803
Selling, general and administrative expenses	8,131	9,593	23,238	28,600
Corporate expenses	5,011	4,465	14,244	12,527
Depreciation and amortization	3,613	4,013	11,388	12,436

	42,615	41,364	124,943	121,366

Operating income (loss)	15,171	17,122	38,880	38,135
Interest expense	(5,352)	(8,671)	(21,017)	(26,730)
Interest income	12	10	28	23
Gain (loss) on debt extinguishment	(29,404)	—	(29,534)	(1,230)

Income (loss) before income taxes	(19,573)	8,461	(11,643)	10,198
Income tax (expense) benefit	(1,811)	(1,228)	(5,625)	(4,294)

Net income (loss) applicable to common stockholders	$(21,384)	$7,233	$(17,268)	$5,904

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.24)	$0.08	$(0.20)	$0.07

Weighted average common shares outstanding, basic	87,959,856	85,940,225	87,170,106	85,861,671

Weighted average common shares outstanding, diluted	87,959,856	86,386,655	87,170,106	86,220,868

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income (loss)	$(21,384)	$7,233	$(17,268)	$5,904
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,613	4,013	11,388	12,436
Deferred income taxes	1,761	1,080	5,055	3,485
Amortization of debt issue costs	408	569	1,438	1,706
Amortization of syndication contracts	148	175	450	556
Payments on syndication contracts	(344)	(435)	(995)	(1,369)
Non-cash stock-based compensation	1,276	765	3,518	1,763
(Gain) loss on debt extinguishment	29,404	—	29,534	1,230
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	626	260	(3,701)	(3,511)
(Increase) decrease in prepaid expenses and other assets	(869)	(879)	(1,323)	(1,056)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(9,473)	(5,468)	(10,111)	(7,466)

Net cash provided by (used in) operating activities	5,166	7,313	17,985	13,678

Cash flows from investing activities:
Purchases of property and equipment and intangibles	(2,963)	(2,855)	(7,568)	(6,502)

Net cash provided by (used in) investing activities	(2,963)	(2,855)	(7,568)	(6,502)

Cash flows from financing activities:
Proceeds from issuance of common stock	348	23	2,740	23
Payments on long-term debt	(364,997)	—	(365,047)	(20,600)
Proceeds from borrowings on long-term debt	375,000	—	375,000	—
Payments of capitalized debt offering and issuance costs	(74)	—	(5,694)	(80)

Net cash provided by (used in) financing activities	10,277	23	6,999	(20,657)

Net increase (decrease) in cash and cash equivalents	12,480	4,481	17,416	(13,481)
Cash and cash equivalents:
Beginning	41,066	40,757	36,130	58,719

Ending	$53,546	$45,238	$53,546	$45,238

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
Consolidated adjusted EBITDA (1)	$19,864	$21,640	$53,241	$51,521
Interest expense	(5,352)	(8,671)	(21,017)	(26,730)
Interest income	12	10	28	23
Income tax (expense) benefit	(1,811)	(1,228)	(5,625)	(4,294)
Amortization of syndication contracts	(148)	(175)	(450)	(556)
Payments on syndication contracts	344	435	995	1,369
Non-cash stock-based compensation included in direct operating expenses	(297)	(45)	(776)	(101)
Non-cash stock-based compensation included in selling, general and administrative expenses	—	(222)	—	(546)
Non-cash stock-based compensation included in corporate expenses	(979)	(498)	(2,742)	(1,116)
Depreciation and amortization	(3,613)	(4,013)	(11,388)	(12,436)
Gain (loss) on debt extinguishment	(29,404)	—	(29,534)	(1,230)

Net income (loss)	(21,384)	7,233	(17,268)	5,904
Depreciation and amortization	3,613	4,013	11,388	12,436
Deferred income taxes	1,761	1,080	5,055	3,485
Amortization of debt issue costs	408	569	1,438	1,706
Amortization of syndication contracts	148	175	450	556
Payments on syndication contracts	(344)	(435)	(995)	(1,369)
Non-cash stock-based compensation	1,276	765	3,518	1,763
(Gain) loss on debt extinguishment	29,404	—	29,534	1,230
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	626	260	(3,701)	(3,511)
(Increase) decrease in prepaid expenses and other assets	(869)	(879)	(1,323)	(1,056)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(9,473)	(5,468)	(10,111)	(7,466)

Cash flows from operating activities	$5,166	$7,313	$17,985	$13,678

(1)	Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Net Income (Loss)

(In thousands; unaudited)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
Consolidated adjusted EBITDA (1)	$19,864	$21,640	$53,241	$51,521
Net interest expense (1)	4,932	8,092	19,551	25,001
Cash paid for income taxes	50	148	570	809
Capital expenditures (2)	2,963	2,855	7,568	6,502

Free cash flow (1)	11,919	10,545	25,552	19,209
Capital expenditures (2)	2,963	2,855	7,568	6,502
Amortization of debt issue costs	(408)	(569)	(1,438)	(1,706)
Non-cash income tax expense	(1,761)	(1,080)	(5,055)	(3,485)
Amortization of syndication contracts	(148)	(175)	(450)	(556)
Payments on syndication contracts	344	435	995	1,369
Non-cash stock-based compensation included in direct operating expenses	(297)	(45)	(776)	(101)
Non-cash stock-based compensation included in selling, general and administrative expenses	—	(222)	—	(546)
Non-cash stock-based compensation included in corporate expenses	(979)	(498)	(2,742)	(1,116)
Depreciation and amortization	(3,613)	(4,013)	(11,388)	(12,436)
Gain (loss) on debt extinguishment	(29,404)	—	(29,534)	(1,230)

Net income (loss)	$(21,384)	$7,233	$(17,268)	$5,904

(1)	Consolidated adjusted EBITDA, net interest expense, and free cash flow are defined on page 1.
(2)	Capital expenditures is not part of the consolidated statement of operations.